Commitments and Contingencies (Details)	6 Months Ended
Jun. 30, 2023 USD ($)
Commitments and Contingencies [Line Items]
Employment agreements, description	The Company has several employment agreements with executives and directors with the latest expiring in August 2025. All agreements provide for automatic renewal options with varying terms of one year or three years unless terminated by either party.
Service agreement	2 years
Bank guarantees	$ 3,700,000
Lawsuits totaling amount	$ 400,593